Exhibit 32.2

Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of The Gap, Inc. (the “Company”) on Form 10-K for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Byron Pollitt, the Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BYRON POLLITT

Byron Pollitt
Executive Vice President and Chief Financial Officer

March 22, 2004